                                                                    Exhibit 32.2

                CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection  with the annual report of AmComp  Incorporated,  (the
"Company")  on Form 10-K for the year ended  December 31, 2006 as filed with the
Securities and Exchange  Commission on the date hereof (the "Report"),  I, Kumar
Gursahaney,  Principal Financial Officer of the Company, certify, pursuant to 18
U.S.C.  Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley
Act of 2002, that, to my knowledge:

      1.    The report fully complies with the requirements of Section 13(a) or
            15(d) of the Securities Exchange Act of 1934; and

      2.    The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 2, 2007                                 /s/ Kumar Gursahaney
                                              ----------------------------------
                                              Name: Kumar Gursahaney
                                              Title: Principal Financial Officer